AXA PREMIER VIP TRUST – MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

SUPPLEMENT DATED JULY 1, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2011 of the Multimanager International Equity Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about an additional portfolio manager to the Multimanager International Equity Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented July 1, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2011, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Rachel Aguirre of BlackRock Investment Management, LLC has been added as a portfolio manager to the Portfolio. As a result, the chart under the “Who Manages the Portfolio - Sub-adviser: BlackRock Investment Management, LLC” section of the Summary Prospectus is deleted and replaced with the following:

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Jennifer Hsui, CFA	Managing Director and Portfolio Manager	May 2011
Creighton Jue, CFA	Managing Director and Portfolio Manager	May 2011
Edward Corallo	Managing Director and Portfolio Manager	May 2010
Rachel Aguirre	Vice President and Portfolio Manager	July 2011